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GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.48
Home Equity Loan Pass-Through Certificates,
Series 1996-HE2
EXHIBIT J
DISTRIBUTION DATE STATEMENT

OCTOBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single
Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

          Class A1     36157TZD6                  18.66239141
                       -------------          ---------------
          Class A2     36157TZE4                   0.00000000
                       -------------          ---------------
          Class A3     36157TZF1                   0.00000000
                       -------------          ---------------
          Class A4     36157TZG9                   0.00000000
                       -------------          ---------------
          Class A5     36157TZH7                   0.00000000
                       -------------          ---------------
          Class A6     36157TZJ3                   0.00000000
                       -------------          ---------------
          Class R1     36157TZK0                   0.00000000
                       -------------          ---------------
          Class R2     36157TZL8                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest Pay-out
          Rate:

          Class A1     36157TZD6                   5.49801035
                       -------------          ---------------
          Class A2     36157TZE4                   5.91666667
                       -------------          ---------------
          Class A3     36157TZF1                   6.08333333
                       -------------          ---------------
          Class A4     36157TZG9                   6.37500000
                       -------------          ---------------
          Class A5     36157TZH7                   6.61666667

                       -------------          ---------------
          Class A6     36157TZJ3                   6.66666667
                       -------------          ---------------
          Class S      36196HE2S                   0.95261484
                       -------------          ---------------
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     (3) Servicing Compensation:                    64,569.89
                                              ---------------

     The amounts below are for the
aggregate of all Certificates:

     (4) Pool Principal Balance;               150,715,530.19
                                              ---------------
          number of Mortgage
          Loans:                                        1,924
                                              ---------------

     (5)  Principal Prepayments included for
          Defaulted Mortgage Loans, Defective
          Mortgage Loans, or Liquidating Loans           0.00
                                              ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:

                                                                 Single
                                                               Certificate
                           Cusip#         Class Balance          Balance
-------------------------------------------------------------------------------
            Class A1       36157TZD6      42,563,104.77           937.51332093
                           ----------------------------------------------------
            Class A2       36157TZE4      11,325,000.00          1000.00000000
                           ----------------------------------------------------
            Class A3       36157TZF1      33,775,000.00          1000.00000000
                           ----------------------------------------------------
            Class A4       36157TZG9      29,775,000.00          1000.00000000
                           ----------------------------------------------------
            Class A5       36157TZH7      14,025,000.00          1000.00000000
                           ----------------------------------------------------
            Class A6       36157TZJ3      18,405,152.00          1000.00000000
                           ----------------------------------------------------
            Class R1       36157TZK0               0.00             0.00000000
                           ----------------------------------------------------
            Class R2       36157TZL8               0.00             0.00000000
                           ----------------------------------------------------

     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number

          of related Mortgage Loans:

                                                         0.00
                                              ---------------
                                                         0.00
                                              ---------------
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     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 1,121,066.87
                                              ---------------
                                                           21
                                              ---------------
          Two Payments Delinquent                  166,222.54
                                              ---------------
                                                            3
                                              ---------------
          Three or more Payments Delinquent              0.00
                                              ---------------
                                                            0
                                              ---------------
          TOTAL                                  1,287,289.41
                                              ---------------
                                                           24
                                              ---------------
          In foreclosure                           109,769.23
                                              ---------------
                                                            2
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:

                                                         0.00
                                              ---------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TZD6                         0.00
                       -------------          ---------------
          Class A2     36157TZE4                         0.00
                       -------------          ---------------
          Class A3     36157TZF1                         0.00
                       -------------          ---------------
          Class A4     36157TZG9                         0.00
                       -------------          ---------------
          Class A5     36157TZH7                         0.00
                       -------------          ---------------
          Class A6     36157TZJ3                         0.00

                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TZG9                   189,815.63
                       -------------          ---------------
          Class A5     36157TZH7                    92,798.75
                       -------------          ---------------
          Class A6     36157TZJ3                   122,701.01
                       -------------          ---------------
          Class S      36196HE2S                   143,573.85
                       -------------          ---------------

     (12) Maximum Amount:                       12,980,108.00
                                              ---------------

     (13) Amount Available:                     12,980,108.00
                                              ---------------
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Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By: /S/ Christine M. Trotto
                               --------------------------------------
                               Name:  Christine M. Trotto
                               Title:  Assistant Vice President